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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2002
                                                          -------------


                                 INTERCEPT, INC.
                                 ---------------
                            (Exact Name of Registrant
                          as Specified in its Charter)


 Georgia                        01-14213                              58-2237359
--------------------------------------------------------------------------------
(State or Other                (Commission                     (I.R.S. Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (770) 248-9600
                                                          ---------------


                                       N/A
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The registrant hereby amends its report on Form 8-K filed on June 5, 2002 by deleting the text under Item 7 and replacing it with the following text.

     (a)  Financial Statements of Business Acquired.

              Included as Exhibit 99.1 and 99.2 hereto and incorporated herein by reference.

     (b)  Pro Forma Financial Information.

              Included as Exhibit 99.3 hereto and incorporated herein by reference.

     (c)  Exhibits.

Item No.          Exhibit List

2.1 Purchase Agreement (amended and restated) dated as of May 24, 2002, between InterCept, Inc. and Electronic Payment Exchange, Inc..*

99.1 The following financial statements of Electronic Payment Exchange, Inc. together with the report by Grant Thornton for the periods stated therein:

                  Balance Sheets as of December 31, 2000 and 2001.

                  Statements of Operations for the years ended December 31, 2000 and 2001.

                  Statements of Stockholders' Equity for the years ended December 31, 2000 and 2001.

                  Statements of Cash Flows for the years ended December 31, 2000 and 2001.

                  Notes to Financial Statements.

99.2              The following financial statements of Electronic Payment
                  Exchange, Inc:

                  Condensed Balance Sheet as of March 31, 2002.

                  Condensed Statement of Operations for the three months ended March 31, 2002.

                  Condensed Statement of Stockholders' Equity (Deficit) for the three months ended March 31, 2002.

                  Condensed Statement of Cash Flows for the three months ended March 31, 2002.

                  Notes to Condensed Financial Statements.


99.3 The following unaudited pro forma condensed consolidated financial statements of InterCept, Inc., and Electronic Payment Exchange, Inc.

                  Pro Forma Condensed Consolidated Statement of Operations for the year ended

                                       2

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                  December 31, 2001 and for the three months ended March 31,
                  2002.

                  Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002.

                  Notes to Pro Forma Condensed Consolidated Financial
                  Information.


* Previously filed with the registrant's Current Report on Form 8-K filed June 5, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE INTERCEPT GROUP, INC.



                                         By: /s/ Scott R. Meyerhoff
                                             ----------------------------------
                                             Scott R. Meyerhoff
                                             Chief Financial Officer

Dated: August 2, 2002

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